Consolidated Statements of Financial Condition (Parentheticals) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
Common Stock, Par or Stated Value Per Share (in dollars per share)	$ 0.20	$ 0.20
Common Stock, Shares Authorized (in shares)	22,500,000	22,500,000
Common Stock, Shares, Issued (in shares)	5,603,570	5,595,320
Common Stock, Shares, Outstanding, Ending Balance (in shares)	5,603,570	5,595,320
AOCI Tax, Attributable to Parent	$ 29,355	$ 3,921